Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Neal Allen, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the annual report on Form 10-K/A for the year ended August 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Dominovas Energy Corporation.

March 30, 2015

                                       /s/ Neal Allen
                                       -----------------------------------------
                                       Neal Allen
                                       Chairman, President, CEO, CFO, Secretary,
                                       Treasurer and Director
                                       Principal Executive Officer,
                                       Principal Financial Officer
                                       and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Dominovas Energy Corporation and will be retained by Dominovas Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.